UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2016

APPTIGO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

________________

Nevada	000-55375	99-0382426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

          1801 SW Third Avenue, Suite 402, Miami, FL 33129

(Address of principal executive office) (zip code)

___________________________________________________

(Former address of principal executive offices) (zip code)

          (844) 277-8446

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On February 22, 2016, the Board of Directors (the “Board”) of Apptigo International, Inc. (the “Company”) engaged MaloneBailey LLP (“MaloneBailey”) as its independent registered public accounting firm.

During the years ended December 31, 2015 and December 31, 2014 and the subsequent interim period through February 22, 2016, the date of engagement of MaloneBailey, the Company did not consult with MaloneBailey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2016

APPTIGO International, Inc.

By:	/s/ David Steinberg
David Steinberg
President

3